CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 33-87690 and 333-38289).


                                                /S/ ARTHUR ANDERSEN LLP


Boston, Massachusetts
June 12, 2000